Exhibit h(xi)

                   AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT
                                      Among
                          CIGNA VARIABLE PRODUCTS GROUP
                         CIGNA FINANCIAL SERVICES, INC.,
                                       and
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

      AMENDMENT NO. 6 TO PARTICIAPTION AGREEMENT, made as of October 8, 2002, by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY (the "Company"), a Connecticut corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A attached hereto, as may be amended from time to time (each such account referred to individually as an "Account" and collectively as the "Accounts"), CIGNA VARIABLE PRODUCTS GROUP (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts and CIGNA FINANCIAL SERVICES, INC. (the "Underwriter), a Connecticut corporation.

                                   WITNESSETH:

      WHEREAS, the Company, the Fund and the Underwriter entered into a participation agreement dated as of December 1, 1997 (the "Agreement"); and

      WHEREAS, the Company, the Fund and the Underwriter desire to amend the Agreement by adding Connecticut General Life Insurance Company Separate Account GT, Connecticut General Life Insurance Company Separate Account MHS, and Connecticut General Life Insurance Company Separate Account SV, and policy forms corresponding to each of Separate Account GT, MHS and SV to Schedule A to the Agreement.

      NOW, THEREFORE, the Company, the Fund and the Underwriter hereby amend the Agreement by deleting Schedule A and replacing it with Schedule A attached hereto.

      IN WITNESS WHEREOF each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.


           CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                  /s/ Michael S. Dunn
           By:____________________________________
           Name:  Michael S. Dunn
           Title: Assistant Vice President


           CIGNA VARIABLE PRODUCTS GROUP

                  /s/ Jeffrey S. Winer
           By:____________________________________
           Name:  Jeffrey S. Winer
           Title: Vice President and Secretary


           CIGNA FINANCIAL SERVICES, INC.

                  /s/ Brian Coroso
           By:____________________________________
           Name:  Brian Coroso
           Title: Chief Compliance Officer

                                                                   Exhibit h(xi)

      SCHEDULE A (attached to Amendment Number 5 dated as of July 15, 2002)

The following is a list of separate accounts and contract forms for which one or more portfolios of CIGNA Variable Products Group are to be made available by Connecticut General Life Insurance Company:

------------------------------------------------------------------------------------------------------
Name of Separate Account                                    Policy Form Numbers of Contract
                                                            Funded by Separate Account
------------------------------------------------------------------------------------------------------
CG Variable Life Insurance Separate Account A               XX605481 - Group Flexible Premium
Established May 22, 1995                                    Variable Life Insurance Policy - Nonpar

------------------------------------------------------------------------------------------------------
CG Variable Life Insurance Separate Account II              LN605, LN615, together with riders, and
Established July 6, 1994                                    state variations thereof
------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN605, LN615, together with riders, and
Variable LifeInsurance Separate Account 02                  state variations thereo
Established February 23, 1996

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN601, LN604, LN613, GLN650, together
Variable Life Insurance Separate Account FE                 with riders, and state variations
thereof Established March 21, 1997

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN601, LN604, LN613, GLN650, together
Variable Life Insurance Separate Account GR                 with riders, and state variations thereof
Established May 16, 2000

------------------------------------------------------------------------------------------------------
CG Variable Annuity Separate Account II                     AN425, AN426, together with riders, and
Established January 25, 1994                                state variations thereof

------------------------------------------------------------------------------------------------------
CG Variable Annuity Account I
Established March 12, 1968

------------------------------------------------------------------------------------------------------
CG Variable Annuity Account II
Established March 12, 1968

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN601, LN604, LN613, GLN650, together
Variable Life  Insurance Separate Account PG                with riders, and state variations thereof
Established November 25, 1998

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN601, LN604, LN613, GLN650, together
Variable Life Insurance Separate Account HG                 with riders, and state variations thereof
Established May 22, 1997

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN601NJ-98, together with riders, and state
Variable Life Insurance Separate Account LM                 variations thereof
Established May 28, 1998

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN601, LN604, LN61, GLN650, together
Variable Life Insurance Separate Account HB                 with riders, and state variations thereof
Established March 21, 2002

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN601, LN604, LN613, GLN650, together
Variable Life Insurance Separate Account NB                 with riders, and state variations thereof
Established July 15, 2002

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN_______, together with riders, and state
Variable Life Insurance Separate Account GT                               variations thereof
Established ____________

------------------------------------------------------------------------------------------------------

Name of Separate Account                                    Policy Form Numbers of Contract Funded by
                                                            Separate Account
------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN______, together with riders, and state
Variable Life Insurance Separate Account MHS                variations thereof
Established _____________

------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                  LN_____, together with riders, and state
Variable Life Insurance Separate Account SV                 variations thereof
Established _____________

------------------------------------------------------------------------------------------------------